Exhibit 10.24

COEXCLUSIVE

PATENT LICENSE AGREEMENT

For

NUCLEIC ACID DETECTION AND ANALYSIS

For

All Fields of Use

Between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

RAINDANCE TECHNOLOGIES, INC.

LLNL Case No. TL02294-0.0

Lawrence Livermore National Laboratory

P.O. Box 808, L-795, Livermore, CA 94551

Industrial Partnerships Office

August 20, 2008

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

TABLE OF CONTENTS

1.	BACKGROUND	3

2.	DEFINITIONS	5

3.	LICENSE GRANT	11

4.	SUBLICENSING RIGHTS AND OBLIGATIONS	11

5.	FEES, ROYALTIES, AND PAYMENTS	12

6.	DUE DILIGENCE	14

7.	ROYALTY AND PROGRESS REPORTS	16

8.	BOOKS AND RECORDS	18

9.	LIFE OF THE AGREEMENT	18

10.	TERMINATION	19

11.	DISPOSITION OF LICENSED PRODUCTS ON HAND UPON TERMINATION	20

12.	PATENT PROSECUTION AND MAINTENANCE	21

13.	PATENT INFRINGEMENT	21

14.	USE OF NAMES AND TRADEMARKS	22

15.	LIMITED WARRANTY	22

16.	INDEMNIFICATION	23

17.	INSURANCE	24

18.	WAIVER	25

19.	ASSIGNABILITY	25

20.	LATE PAYMENTS	25

21.	NOTICES	26

22.	GOVERNING LAWS; VENUE; ATTORNEYS FEES	27

23.	PATENT MARKING	27

24.	GOVERNMENT APPROVAL OR REGISTRATION	27

25.	COMPLIANCE WITH LAWS	28

26.	FORCE MAJEURE	28

27.	[****]	29

28.	MISCELLANEOUS	29

EXHIBIT A—LICENSED PATENTS		31

EXHIBIT B—RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS		32

EXHIBIT C—FEES AND ROYALTIES		34

EXHIBIT D—MUTUAL NONDISCLOSURE AGREEMENT		36

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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COEXCLUSIVE PATENT LICENSE AGREEMENT

For NUCLEIC ACID DETECTION AND ANALYSIS

For All Fields of Use

This license agreement (“Agreement”) is effective on the Effective Date by and between Lawrence Livermore National Security, LLC (“LLNS”) under its U.S. Department of Energy (“DOE”) Contract No. DE-AC52-07NA27344 to manage and operate Lawrence Livermore National Laboratory (“LLNL”), and RainDance Technologies, Inc. (“LICENSEE”), a Delaware corporation having its principal place of business at 44 Hartwell Avenue, Lexington, MA 02421. LLNS is a limited liability company incorporated in the State of Delaware, with its principal office at 1658 Holmes Street, Livermore, CA 94550-6010. LLNS and LICENSEE are referred to jointly as “Parties.” This Agreement and the resulting license are subject to overriding obligations to the Federal Government pursuant to the provisions of LLNS’s Contract No. DE-AC52-07NA27344 with the DOE for the operation of the LLNL and DOE’s grant of patent rights to LLNS.

1.	BACKGROUND

1.1	Certain inventions characterized as Fluid-Partitioned DNA Detection (“Invention”) described in LLNL patent applications and patents listed in Exhibit A (LICENSED PATENTS), which may be useful for the production of instruments performing rapid nucleic acid amplification and detection, were made at LLNL and are covered by LLNS’s Patent Rights as defined in Article 2 (DEFINITIONS).

1.2	LICENSEE entered into a Mutual Nondisclosure Agreement executed by the Parties on February 26, 2008 as amended by the Parties on April 17, 2008 and further amended by the Parties on April 29, 2008 attached hereto as Exhibit D (MUTUAL NONDISCLOSURE AGREEMENT), which is incorporated herein, that allowed LICENSEE to evaluate its interest in taking a license to the Invention.

1.3	LLNS grants to the U.S. Government a nontransferable, paid-up, nonexclusive, irrevocable license to use the Invention by, or on behalf of, the U.S. Government throughout the world.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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1.4	LICENSEE requested certain rights from LLNS to commercialize the Invention.

1.5	LLNS wishes to respond to LICENSEE’s request by granting the following rights to LICENSEE so that the products and other benefits derived from the Invention can be enjoyed by the general public.

1.6	The scope of such rights granted by LLNS is intended to extend to the scope of the patents and patent applications pertaining to the Invention, but only to the extent that LLNS has Valid Claims of such Patent Rights.

1.7	LLNS has informed LICENSEE and LICENSEE understands that the Invention is a research product from a national laboratory and requires additional development for its commercialization. LICENSEE agrees it is responsible for the additional development of the Invention for commercialization purposes.

1.8	LICENSEE is a “small entity” as defined in 37 CFR § 1.27.

1.9	LICENSEE is a “small business firm” as defined at Section 2 of Pub. L. 85-536 (15 U.S.C. § 632).

1.10	Both Parties recognize that earned royalties due under this Agreement will be based on LICENSEE’s last act of infringement of Patent Rights within the control of LICENSEE, regardless of whether LICENSEE had control over prior infringing acts.

1.11	The Parties intend that royalties due under this Agreement will be calculated and paid on Sales of the final product or service by LICENSEE.

1.12	LICENSEE recognizes the need to practice due diligence in the development of the patents licensed under this agreement to maintain the license. In addition, both Parties acknowledge that the U.S. Government has certain march-in rights in accordance with 48 CFR 27.304-1 (g) and 15 USC 3710a(b)(l)(B) and (C).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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1.13	LICENSEE is one of two (2) licensees to be granted coexclusive rights under Licensed Patents (each, a “Coexclusive Licensee”). LICENSEE understands that upon termination of either of Coexclusive Licensee’s rights in and to Licensed Patents, those coexclusive rights will [****], as described in Paragraph B.4, provided that LICENSEE is in compliance with the terms and conditions of this Agreement.

THEREFORE, the Parties agree as follows:

2.	DEFINITIONS

As used in this Agreement, the following terms, whether used in the singular or plural, will have the following meanings:

2.1	“Affiliate” of LICENSEE means any entity which, directly or indirectly, Controls LICENSEE, is Controlled by LICENSEE, or is under common Control with LICENSEE. “Control” means (i) having the actual, present capacity to elect a majority of the directors of such affiliate, (ii) having the power to direct more than fifty percent (50%) of the voting rights entitled to elect directors, or (iii) in any country where the local law will not permit foreign equity participation of a majority, ownership or control, directly or indirectly, of the maximum percentage of such outstanding stock or voting rights permitted by local law. LICENSEE does not include “Affiliate.”

2.2	“Coexclusive” means rights within Fields of Use granted by LLNS to a maximum of two (2) licensees.

2.3	“Diligent Efforts” means such efforts and resources as are commonly used in the life sciences industry for an instrument of similar commercial potential, taking into consideration the cost to develop and commercialize the product, the risks inherent in the development and commercialization of the product, its competitiveness compared to alternative products, the proprietary position of the product, the profitability of the product and all other relevant factors.

2.4	“Effective Date” means the date of execution by the last signing Party and payment of the first installment of the License Issue Fee.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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2.5	“Fields of Use” is the application or use defined in Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS).

2.6	“Joint Venture” means any separate entity established pursuant to a written agreement between a third party and LICENSEE, or to constitute a vehicle for a joint effort, in which the separate entity manufactures, uses, purchases, Sells, or acquires Licensed Products from LICENSEE. LICENSEE does not include “Joint Venture.”

2.7	“Licensed Method” means any process or method the use or practice of which, but for the license granted in this Agreement, would infringe, or contribute to, or induce the infringement of, any Patent Rights.

2.8	“Licensed Patents” means:

2.8.1	U.S. patents and U.S. patent applications specified in Exhibit A (LICENSED PATENTS), and U.S. patents resulting from these applications, continuations of these applications, divisionals, and continuation-in-part applications resulting from these applications only to the extent, however, that Valid Claims in the continuation-in-part applications are entirely supported in the specification and entitled to the priority date of the parent application;

2.8.2	reissues of 2.8.1 and any continuations, divisionals, and continuation-in-part applications (but only to the extent, however, that Valid Claims in the continuation-in-part applications are entirely supported in the specification of the parent reissue patent and entitled to the priority date thereof) of such reissues.

2.9	“Licensed Product” means all kits, compositions of matter, materials, articles of manufacture, and products the manufacture, use, Sale, offer for Sale, or import of which, but for the license granted in this Agreement, would infringe, or contribute to or induce the infringement of any Patent Rights were they issued at the time of infringement in that country, or would require the performance of the Licensed Method. For clarity, “Licensed Product” shall not include any reagents including buffers, enzymes, solutions, primers, primer libraries, nucleic acids, oligonucleotides, probes and labels associated with commercialization of the Invention where such reagents or consumables do not infringe a Valid Claim.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

2.10	“Licensed Service” means the use of Licensed Products or Licensed Method to provide a service. Notwithstanding the foregoing, if LICENSEE or a sublicensee is practicing a Licensed Method or using a Licensed Product for purposes of developing a Licensed Product for commercialization, then the practice of such Licensed Method or use of such Licensed Product shall not constitute a Licensed Service for purposes of this Agreement.

2.11	“Net Invoice Price” means the gross invoice price charged and the value of any other consideration received by LICENSEE for the Sale of a Licensed Product or Licensed Service, less the following items, but only to the extent that they actually pertain to the Sale of such Licensed Product or Licensed Service, and are separately billed:

2.11.1	Allowances for Uncollectible Amounts with respect to the gross invoice price charged determined in accordance with generally accepted accounting principles (“GAAP”) consistently applied by the LICENSEE and/or any sublicensee and not to exceed [****] of such gross invoice price charged; for clarity and by way of example to illustrate the [****] limit on LICENSEE with respect to LICENSEE’s right to deduct Uncollectible Amounts in accordance with this Subparagraph 2.11.1, if LICENSEE sells [****] of Licensed Product in a particular [****] period, then LICENSEE would be entitled to deduct up to a maximum of [****] for Uncollectible Amounts and the Net Invoice Price would be adjusted accordingly;

2.11.2	Allowances actually granted to customers for rejections, returns, and prompt payment and volume discounts;

2.11.3	Freight, transport packing, insurance charges associated with transportation; and

2.11.4	Taxes, including Deductible Value Added Tax, tariffs or import/export duties based on Sales when included in the gross invoice price, but not value-added taxes other than Deductible Value Added Tax or taxes assessed on income derived from Sales. “Deductible Value Added Tax” means only the portion of the value added tax that is actually incurred and is not reimbursable, refundable or creditable under the tax authority of any country; and

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

2.11.5	Rebates and discounts paid or credited required by applicable law.

In no event shall more than one royalty be due to LLNS with respect to any Licensed Product or Licensed Service unit, regardless of the number of Valid Claims within the Patent Rights applicable to such Licensed Product or Licensed Service, or the number of transfers of such product. In no event shall a royalty be payable under this Agreement with respect to the sale or the provision of Licensed Products for use in clinical trials conducted for purposes of obtaining regulatory approvals for Licensed Products, as samples or for research and development efforts by or on behalf of LICENSEE that are not a full commercial sale, or with respect to any Licensed Products used by LICENSEE, its Affiliates or sublicensees in the development, manufacture or testing of Licensed Products.

2.12	“Net Sale” means the Net Invoice Price, except in the instances described in Subparagraphs (2.12.1), (2.12.2), (2.12.3), and (2.12.4) of this Paragraph.

2.12.1	For any Relationship-Influenced Sale of a Licensed Product or Licensed Service, Net Sales will be based on the Net Invoice Price at which the Relationship-Influenced Sale Purchaser resells such Licensed Product or Licensed Service;

2.12.2	In those instances where Relationship-Influenced Sale Purchaser combines such Licensed Product or Licensed Service in any manner with any other product or service, Net Sales will be the Net Invoice Price of the combined product or service;

2.12.3

In those instances where Licensed Product or Licensed Service is not Sold, but is otherwise exploited, the Net Sales for such Licensed Product or Licensed Service will be the Net Invoice Price of products or services of similar kind and quality, Sold in similar quantities, currently being offered for Sale by LICENSEE, its Affiliate and/or any sublicensee. Where such products or services are not

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

currently being offered for Sale by LICENSEE, its Affiliate and/or any sublicensee, the Net Sales for Licensed Product or Licensed Service otherwise exploited, for the purpose of computing royalties, will be the average Net Invoice Price at which products or services of similar kind and quality, Sold in similar quantities, are then currently being offered for Sale by other manufacturers. Where such products or services are not currently Sold or offered for Sale by LICENSEE, its Affiliates and/or any sublicensees, or others, then the Net Sales will be LICENSEE’s, its Affiliates and/or any sublicensee’s cost of manufacture of Licensed Product or the cost of conducting the service, determined by LICENSEE’s, its Affiliates and/or any sublicensee’s customary accounting procedures, plus [****];

2.12.4	In those instances where LICENSEE, an Affiliate or a sublicensee acquires and subsequently Sells Licensed Product or Licensed Service previously Sold by LICENSEE, Net Sales will mean the Net Invoice Price upon Sale of such acquired Licensed Product by LICENSEE or the sublicensee, less any amounts paid to LLNS on account of earlier Sale or other exploitation of the acquired Licensed Product.

2.13	“New Developments” means inventions, or claims to inventions, which constitute advancements, developments or improvements, whether or not patentable and whether or not the subject of any patent application, which are not sufficiently supported by the specification of a previously-filed patent or patent application within the Patent Rights to be entitled to the priority date of the previously-filed patent or patent application.

2.14	“Patent Rights” means the Valid Claims of, to the extent assigned to, or otherwise obtained by, LLNS, in Licensed Patents. This definition of Patent Rights excludes any rights in and to New Developments.

2.15

“Related Party” means a corporation, firm or other entity with which, or individual with whom, LICENSEE and/or any sublicensee (or any of their respective stockholders, subsidiaries or Affiliates) have an agreement, understanding, or arrangement (for

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

example, but not by way of limitation, an option to purchase stock or other equity interest, or an arrangement involving a division of revenue, profits, special discounts, rebates, or allowances) unrelated to the Sale of the Licensed Products or Licensed Services without which such other agreement, understanding, or arrangement, the amounts, if any, charged by LICENSEE or sublicensee to such entity or individual for the Licensed Product or Licensed Service would be higher than the Net Invoice Price actually received, or if such agreement, understanding, or arrangement results in LICENSEE or sublicensee extending to such entity or individual lower prices for such Licensed Product or Licensed Service than those charged to others without such agreement, understanding, or arrangement buying similar products or services in similar quantities.

2.16	“Relationship-Influenced Sale” means a Sale of a Licensed Product or Licensed Service, by LICENSEE, an Affiliate and/or any sublicensee to (i) an Affiliate; (ii) a Joint Venture; or (iii) a Related Party.

2.17	“Relationship-Influenced Sale Purchaser” means the purchaser of Licensed Product or Licensed Service in a Relationship-Influenced Sale.

2.18	“Sale” means the act of selling, leasing or otherwise transferring, providing, or furnishing for use for any consideration. Correspondingly, “Sell” means to make or cause to be made a Sale, and “Sold” means to have made or caused to be made a Sale.

2.19	“Uncollectible Amounts” means amounts owed and unpaid to LICENSEE or a sublicensee for previously Sold Licensed Products, which LICENSEE or the sublicensee has attempted to collect, using efforts at least as diligent as those efforts that LICENSEE or the sublicensee (as applicable) uses in attempting to collect other overdue debts, provided that such amounts have been formally designated as such in accordance with LICENSEE’s or sublicensee’s internal accounting procedures and provided further that such allowance shall not be applicable in the event and to the extent any such designated amounts are ultimately collected.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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2.20	“Valid Claim” means a claim of a patent or patent application in any country that (i) has not expired; (ii) has not been disclaimed; (iii) has not been cancelled or superseded, or if cancelled or superseded, has been reinstated; and (iv) has not been revoked, held invalid, or otherwise declared unenforceable or not allowable by a tribunal or patent authority of competent jurisdiction over such claim in such country from which no further appeal has or may be taken.

3.	LICENSE GRANT

3.1	The license rights granted to LICENSEE by LLNS are set forth in Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS).

3.2	The license granted hereunder will be subject to the overriding obligations to the U.S. Government including those set forth in 35 U.S.C. §200-212 and applicable governmental implementing regulations and the obligation to report on utilization of the Invention set forth in 37 CFR §401.14(h).

3.3	Nothing in this Agreement will be deemed to limit the right of LLNS to publish any and all technical data resulting from any research performed by LLNS relating to the Invention and to make, use or practice the Invention, Licensed Product, Licensed Service, Licensed Method, and associated technology, and allow other educational and non-profit institutions to do so for educational and research purposes.

4.	SUBLICENSING RIGHTS AND OBLIGATIONS

4.1	The sublicensing rights granted to LICENSEE by LLNS are set forth in Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS), Paragraph B.2 (Sublicensing Rights).

4.2	LICENSEE must include in any sublicense all the rights and obligations due LLNS and the Government set forth in this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

4.3	LICENSEE must require sublicensees to provide it with copies of all progress reports and royalty reports in accordance with the provisions of this Agreement, and LICENSEE will collect and deliver to LLNS all such reports due from sublicensees. Any such reports shall be treated by LLNS as Proprietary Information in accordance with Exhibit D.

4.4	LICENSEE must include in all sublicenses the notice that upon termination of this Agreement for any reason, LLNS has the right with respect to a particular sublicensee to determine at the time of such termination that such sublicensee is (i) in conformance with current export control policy, (ii) not from DOE’s Sensitive Country List, (iii) not on the U.S. Department of Commerce’s Denied Person’s List, and (iv) not from the U.S. Department of State Embargoed Countries List. LICENSEE shall also include in each sublicense agreement an obligation on the part of the sublicensee to provide LLNS with all reasonable assistance necessary for LLNS to make such determination at the written request of LLNS therefor.

4.5	LICENSEE will notify LLNS of each sublicense granted hereunder and provide LLNS with a complete copy of each executed sublicense agreement within thirty (30) days of issuance of the sublicense; provided that, LICENSEE may redact from such copy information that is not related to compliance with this Agreement.

4.6	For the purposes of this Agreement, the operations of all sublicensees shall be deemed to be the operations of LICENSEE, for which LICENSEE shall be responsible.

4.7	Consideration owed to LLNS will be paid to LLNS on or before the due date of the royalty report applicable to the [****] in which consideration was due and owing to LICENSEE under the sublicense. LICENSEE will collect from the sublicensees and will pay to LLNS all fees, royalties, and the cash equivalent of any consideration due LLNS.

5.	FEES, ROYALTIES, AND PAYMENTS

5.1	Fees and royalties due on Net Sales of Licensed Products or Licensed Services will be as specified in this Article 5, Exhibit C (FEES AND ROYALTIES), and Article 7 (ROYALTY AND PROGRESS REPORTS) of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

5.2	As partial consideration for the rights granted to LICENSEE, LICENSEE will pay to LLNS the License Issue Fee as set forth in Exhibit C.

5.3	As partial consideration for all the rights granted to LICENSEE, LICENSEE will pay LLNS minimum annual royalties as set forth in Exhibit C.

5.4	As partial consideration for all the rights granted to LICENSEE, LICENSEE will pay to LLNS earned royalties at the rate set forth in Exhibit C.

5.5	Earned royalties shall accrue when Licensed Products or Licensed Services are invoiced, or if not invoiced, when delivered in a manner constituting a Net Sale as defined in Article 2 (DEFINITIONS), Paragraph 2.12.

5.6	Payment for earned royalties will include all royalties accrued up to the last day of the most recently completed [****].

5.7	All consideration due LLNS shall be payable in United States dollars. When Licensed Products or Licensed Services are sold for monies other than United States dollars, earned royalties will first be determined in the foreign currency of the country in which such Licensed Products or Licensed Services were Sold and then converted into equivalent United States dollars. The exchange rate will be the average exchange rate quoted in the Wall Street Journal during the last thirty (30) days of the reporting period.

5.8	Earned royalties on Sales of Licensed Products or Licensed Services occurring in any country outside the United States shall not be reduced by any taxes, fees, or other charges imposed by the government of such country except those taxes, fees, and charges allowed under the provisions of Paragraph 2.12 (Net Sales). LICENSEE also will be responsible for all bank transfer charges.

5.9	Notwithstanding the provisions of Article 26 (FORCE MAJEURE), if at any time legal restrictions prevent prompt remittance of any earned royalties or other consideration owed to LLNS by LICENSEE with respect to any country where a sublicense is issued or a Licensed Product or Licensed Service is Sold, then LICENSEE will convert the amount owed to LLNS into United States dollars and will pay LLNS directly from another source of funds in order to remit the entire amount owed to LLNS.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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5.10	No earned royalties will be collected or paid hereunder to LLNS on Licensed Products or Licensed Services Sold to the account of the U.S. Government. LICENSEE and its sublicensee will reduce the amount charged for Licensed Products or Licensed Services Sold to the U.S. Government by an amount equal to the royalty for such Licensed Products or Licensed Services otherwise due LLNS. LICENSEE will provide LLNS with U.S. Government contract numbers and a written statement by LICENSEE’s contracting officer that Sale of Licensed Products to the U.S. Government were reduced by the amount of royalty due LLNS.

5.11	If LLNS must pursue legal means to obtain payments owed by LICENSEE, LICENSEE will pay LLNS for all legal costs and any other related costs expended by LLNS to collect payments owed by LICENSEE.

5.12	In the event that any patent or any claim thereof included within the Patent Rights is held invalid in a final decision by a court of competent jurisdiction and last resort and from which no appeal has or can be taken, all obligation to pay royalties based on such patent or claim or any claim patentably indistinct therefrom will cease as of the date of such final decision. LICENSEE will not, however, be relieved from paying any royalties that accrued before such final decision and LICENSEE will be obligated to pay the full amount of royalties due hereunder to the extent that LLNS licenses one or more Valid Claims within the Patent Rights to LICENSEE with respect to Licensed Products or Licensed Services.

6.	DUE DILIGENCE

6.1	LICENSEE, upon execution of this Agreement, will use Diligent Efforts to proceed with the development, manufacture, and Sale of Licensed Products and Licensed Services and use of Licensed Methods, and will use its Diligent Efforts to market the same after execution of this Agreement and in quantities sufficient to meet the market demands therefor.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

6.2	LICENSEE will meet the specific performance obligations and milestones specified in Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS). If LICENSEE is unable to meet such milestones, LLNS will have the right and option to: (a) [****]; (b) [****]; or (c) terminate this Agreement per Article 10 (TERMINATION), Paragraph 10.1 (Termination by LLNS). Nothing in this Paragraph 6.2 shall preclude the Parties from making use of the U.S. Department of Energy’s ombuds program pursuant to the Technology Transfer Commercialization Act of 2000 to resolve any dispute not resolved by the Parties themselves if the Parties mutually agree to resolve any such dispute in accordance with said Act.

6.3	LICENSEE will comply with all governmental laws and obtain all necessary governmental approvals in each country where Licensed Products or Licensed Services are manufactured, used, Sold, imported, or offered for Sale.

6.4	During the term of this Agreement, LICENSEE will conduct normal, continuous business operations. If LICENSEE seeks protection under any United States bankruptcy proceedings during the term of this Agreement, LICENSEE will notify LLNS in writing no later than seventy-two (72) hours after the bankruptcy filing. Unless the petition is dismissed in accordance with Paragraph 9.2, the license will automatically terminate.

6.5	To exercise either the right to terminate this Agreement or [****] for lack of diligence required in this Article 6, LLNS will give LICENSEE written notice of the deficiency. LICENSEE thereafter has sixty (60) days to cure the deficiency. If LLNS has not received written tangible evidence satisfactory to LLNS that the deficiency has been cured by the end of the sixty (60) day period, then LLNS may, at its option, terminate this Agreement immediately without the obligation to provide sixty (60) days notice as set forth in Paragraph 10.1 or [****] by giving written notice to LICENSEE. Nothing in this Paragraph 6.5 shall preclude the Parties from making use of the U.S. Department of Energy’s ombuds program pursuant to the Technology Transfer Commercialization Act of 2000 to resolve any dispute not resolved by the Parties themselves if the Parties mutually agree to resolve any such dispute in accordance with said Act.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

7.	ROYALTY AND PROGRESS REPORTS

7.1	LICENSEE will submit to LLNS an annual progress report as described in Paragraph 7.2 below covering activities by LICENSEE and its sublicensees related to the development and testing of all Licensed Products and Licensed Services. After the first Sale of Licensed Product or Licensed Service, LICENSEE is required to submit a progress report annually rather than semi-annually. Such progress report will be signed by LICENSEE’s President or his/her designee attesting to the accuracy of the information in the report. If LICENSEE fails to submit a timely progress report to LLNS, LLNS will be entitled to terminate this Agreement but only after LLNS has provided LICENSEE notice of such failure and a reasonable opportunity to cure the failure, as provided in Paragraph 10.1 (Termination by LLNS). If either party terminates this Agreement before any Licensed Products or Licensed Services are Sold or before this Agreement’s expiration, a final progress report covering the period prior to termination must be submitted within thirty (30) days of termination.

7.2	The progress reports submitted under Paragraph 7.1 above will include, but not be limited to, a reasonably detailed summary of the following topics:

•	Summary of work completed toward commercialization of Licensed Products or Licensed Services;

•	Schedule of anticipated events or milestones, including status of those events or milestones. Should LICENSEE wish to change the schedule of events or milestones specified in Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS), LICENSEE must request advance written approval from LLNS;

•	A financial statement showing the investments made in the commercialization effort to date;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

•	Anticipated and actual market introduction dates of each Licensed Product or Licensed Service;

•	Summary of marketing and sales activities, including copies of marketing and sales literature; and

•	activities of the sublicensees, if any.

7.3	LICENSEE also will report to LLNS the date of first Sale of a Licensed Product or Licensed Service within thirty (30) days of such Sale.

7.4	LICENSEE will [****] reports and payments to LLNS on or before each [****] of each year. If there were no Sale of Licensed Products or Licensed Services, the report will state that. Royalty reports will be signed by LICENSEE’s President or Chief Financial Officer attesting to the accuracy of the report. Each such royalty report will cover the most recently completed [****] and will show:

7.4.1	the gross invoice prices and Net Sales of Licensed Products or Licensed Services Sold by LICENSEE and its sublicensees during the most recently completed [****];

7.4.2	the number of Licensed Products or Licensed Services Sold by LICENSEE and its sublicensees during the most recently completed [****];

7.4.3	the place of manufacture of Licensed Products or practice of Licensed Services;

7.4.4	the royalties, in U.S. dollars, payable hereunder with respect to Net Sales;

7.4.5	the method used to calculate the royalty, specifying all deductions taken and the dollar amount of each such deduction; and

7.4.6	the exchange rates used, if any.

7.5	Upon request, LICENSEE will provide LLNS with an audited statement of royalty accounts within sixty (60) days after the end of each calendar year. LLNS will protect such statements as Proprietary Information of LICENSEE and not disseminate them unless required by law in accordance with the NDA.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

7.6	[****].

8.	BOOKS AND RECORDS

8.1	LICENSEE will keep books and records accurately showing all payments due LLNS and all Licensed Products manufactured (including place of manufacture), used, offered for Sale, imported, and/or Sold and all Licensed Services performed received in connection therewith under the terms of this Agreement. Such books and records will be preserved for at least three (3) years after the date of the payment to which they pertain and will be open to inspection by representatives or agents of LLNS during the normal business hours of LICENSEE and no more frequently than once per calendar year to determine their accuracy and assess LICENSEE’s compliance with the terms of this Agreement. The results of such inspection and all data related thereto shall be deemed the Proprietary Information of LICENSEE in accordance with the NDA.

8.2	The fees and expenses of representatives of LLNS performing such an examination will be borne by LLNS. If, however, an error in royalties of more than [****] of the total royalties due for any year is discovered, LICENSEE will bear the cost of the examination and will remit such underpayment to LLNS within thirty (30) days of the examination result.

8.3	[****] certified by either the Chief Executive Officer or Chief Financial Officer of LICENSEE, including [****]. Such [****] in which case LICENSEE shall [****]. LLNS will [****].

9.	LIFE OF THE AGREEMENT

9.1	Unless otherwise terminated by operation of law, Paragraph 9.2, or by acts of the Parties in accordance with the terms of this Agreement, this Agreement will remain in effect from the Effective Date until the expiration or abandonment of last of the Patent Rights licensed hereunder.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

9.2	This Agreement will automatically terminate without the obligation to provide 60 days’ notice as set forth in Paragraph 10.1 (Termination by LLNS) ninety (90) days after a petition for relief under the United States Bankruptcy Code is filed by or against the LICENSEE as a debtor or alleged debtor unless such petition is withdrawn or dismissed within such ninety (90) day period.

9.3	Any termination of this Agreement will not affect the rights and obligations set forth in the following Articles: Article 2 (DEFINITIONS), Article 5 (FEES, ROYALTIES, AND PAYMENTS), Article 8 (BOOKS AND RECORDS), Article 9 (LIFE OF THE AGREEMENT), Article 11 (DISPOSITION OF LICENSED PRODUCTS ON HAND UPON TERMINATION), Article 14 (USE OF NAMES AND TRADEMARKS), Article 15 (LIMITED WARRANTY), Article 16 (INDEMNIFICATION), Article 17 (INSURANCE), Article 21 (NOTICES), Article 22 (GOVERNING LAWS; VENUE; ATTORNEYS’ FEES), and Article 28 (MISCELLANEOUS).

9.4	The termination or expiration of this Agreement will not relieve LICENSEE of its obligation to pay any fees, royalties, and reimbursements for foreign filing costs, or other payments owed to LLNS at the time of such termination or expiration and will not impair any accrued right of LLNS.

10.	TERMINATION

10.1	Termination by LLNS: If LICENSEE fails to perform any material term or covenant of this Agreement, LLNS may give written notice to LICENSEE that if LICENSEE has not cured such failure within sixty (60) days after the effective date of receipt of the notice, this Agreement will terminate at the end of such sixty (60) day period or at the end of such longer period as may be set forth in LLNS’s notice.

10.2	Termination by LICENSEE: LICENSEE will have the right at any time to terminate this Agreement by providing a Notice of Termination to LLNS and paying any outstanding fees owed LLNS. Termination of this Agreement will be effective sixty (60) days after the date such notice takes effect.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

10.3	This Agreement will terminate effective ten (10) days after the effective date of notice by LLNS, if LICENSEE ceases to carry on its business in its entirety.

10.4	Subject to LLNS determining that the criteria in Subparagraph 4.4 have been satisfied, for sublicensees in good standing with respect to their obligations under their applicable sublicense agreements with LICENSEE, all sublicenses granted prior to termination shall survive, subject to the sublicensee agreeing in writing to be bound by the applicable terms and conditions of this Agreement including ongoing payment of royalties.

11.	DISPOSITION OF LICENSED PRODUCTS ON HAND UPON TERMINATION

11.1	Upon termination of this Agreement, LICENSEE may Sell all previously made or partially made Licensed Products, but no additional Licensed Products, within a period of [****] after the date of termination, provided, however, that the Sale of such Licensed Products will be subject to the terms of this Agreement including, but not limited to, the payment of earned royalties at the rates and at the times provided herein and the rendering of reports in connection therewith.

11.2	Within thirty (30) days after termination of this Agreement by either Party, LICENSEE will provide LLNS with a written inventory of all Licensed Products in process of manufacture or in stock on the date of termination. LICENSEE may complete Licensed Products in the process of manufacture at the time of termination, and may dispose of Licensed Products for [****] after the date of termination provided that LICENSEE pays royalties to LLNS on such dispositions. At the conclusion of the [****] period, LICENSEE will destroy any remaining Licensed Products in stock or in process of manufacture and certify such destruction to LLNS.

11.3	LICENSEE may not practice Licensed Methods after the date of termination of this Agreement except as necessary to complete the manufacture of Licensed Products as permitted under Paragraph 11.2.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

12.	PATENT PROSECUTION AND MAINTENANCE

12.1	[****]. LLNS and LICENSEE acknowledge that, as of the Effective Date [****].

12.2	LICENSEE may request [****]. LICENSEE must request [****], within [****]. Failure to [****]. LLNS may [****].

12.3	All costs of preparing, filing, prosecuting, and maintaining foreign patent applications and patents covering the [****]. The costs of any interferences and oppositions for foreign patents will be considered prosecution expenses and [****]. LLNS shall [****].

12.4	The preparation, filing, and prosecution of foreign patent applications, as well as the maintenance of the resulting patents, shall be [****]. LLNS shall [****]. If such [****], such [****].

12.5	LICENSEE may [****]. LICENSEE is responsible for [****].

12.6	LICENSEE will notify LLNS of any change of its status as a small entity (as defined by the United States Patent and Trademark Office) and of the first sublicense granted to an entity that does not qualify as a small entity.

13.	PATENT INFRINGEMENT

13.1	In the event that LLNS (to the extent of the actual knowledge of the licensing professional responsible for the administration of this Agreement) or LICENSEE learns of infringement of potential commercial significance of any patent licensed under this Agreement, the knowledgeable party will [****]. During the period in which, and in the jurisdiction where, [****].

13.2	If infringing activity of potential commercial significance by the infringer has [****].

13.3	If, within a [****].

13.4	Any recovery or settlement received in connection with any suit and directly attributable to the Licensed Patents will [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

13.5	[****].

13.6	Each party will cooperate with the other in litigation proceedings instituted hereunder but [****].

13.7	[****].

14.	USE OF NAMES AND TRADEMARKS

Nothing contained in this Agreement will be construed as conferring any right to either Party to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of the other Party (including a contraction, abbreviation or simulation of any of the foregoing). Unless consented to in writing by LLNS, the use by LICENSEE of the name “Lawrence Livermore National Laboratory” or “Lawrence Livermore National Security, LLC” in advertising, publicity, or other promotional activities is expressly prohibited.

15.	LIMITED WARRANTY

15.1	LLNS warrants to LICENSEE that it has the lawful right to grant this license.

15.2	Except as expressly set forth in this Agreement, the licenses and the associated Invention, Patent Rights, Licensed Products, Licensed Services, and Licensed Methods are provided by LLNS WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED. LLNS MAKES NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY THAT THE INVENTION, PATENT RIGHTS, LICENSED PRODUCTS, OR LICENSED METHODS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHTS.

15.3	Nothing in this Agreement is or will be construed as:

15.3.1	a warranty or representation by LLNS as to the validity, enforceability, or scope of any Patent Rights; or

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

15.3.2	a warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, or other rights of third parties; or

15.3.3	an obligation to bring or prosecute actions or suits against third parties for patent infringement except as provided in Article 13 (PATENT INFRINGEMENT); or

15.3.4	conferring by implication, estoppel, or otherwise any license or rights under any patents or other rights of LLNS other than Patent Rights, regardless of whether such patents are dominant or subordinate to Patent Rights; or

15.3.5	an obligation to furnish any New Developments, know-how, technology, or technological information not provided in Patent Rights.

15.4	LIMITATION OF LIABILITY—LLNS OR DOE WILL NOT BE LIABLE FOR ANY LOST PROFITS, COSTS OF PROCURING SUBSTITUTE GOODS OR SERVICES, LOST BUSINESS, ENHANCED DAMAGES FOR INTELLECTUAL PROPERTY INFRINGEMENT, OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR OTHER SPECIAL DAMAGES SUFFERED BY LICENSEE, SUBLICENSEES, JOINT VENTURES, OR AFFILIATES ARISING OUT OF OR RELATED TO THIS AGREEMENT, FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY) EVEN IF LLNS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

16.	INDEMNIFICATION

16.1	[****].

16.2	LLNS will, as a condition of LICENSEE’s obligations above (i) provide to LICENSEE prompt notice of any third party claim or demand that may be the subject of Paragraph 16.1; (ii) [****]. LICENSEE shall keep LLNS informed on a current basis of its defense of any claims under this Article 16.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

17.	INSURANCE

17.1	LICENSEE will insure its activities relating to this Agreement at its own cost with an insurance company acceptable to LLNS. LICENSEE will obtain, keep in force, and maintain insurance as follows with an insurance company acceptable to LLNS or an equivalent program of self-insurance: Comprehensive or Commercial Form General Liability Insurance, including contractual liability and product liability, with coverage as follows:

17.1.1	Each occurrence coverage of not less than [****] and

17.1.2	Product Liability Insurance: Completed operations aggregate coverage of not less than [****]; and

17.1.3	Personal and Advertising Injury: Coverage of not less than [****] and

17.1.4	General Aggregate (Commercial Form only): Coverage of not less than [****].

17.2	These coverages do not limit the liability of LICENSEE to LLNS in any way. LICENSEE will provide LLNS, upon request, with certificates of insurance or self-insurance, including renewals that show compliance with these requirements. LICENSEE’s failure to maintain such required insurance will be considered a material breach of this Agreement.

17.3	If the required insurance is written on a claims-made form, coverage must provide a retroactive date of placement before or coinciding with the Effective Date of this Agreement.

17.4	LICENSEE will maintain the general liability insurance specified in this Article 17 during the period that the Licensed Patents of LLNS are being used and/or Licensed Products are being sold or otherwise commercially distributed by LICENSEE, and for a period of not less than three (3) years thereafter.

17.5	LICENSEE’S insurance coverage must:

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

17.5.1	Provide for at least thirty (30) days advance written notice to LLNS of cancellation or any modification; and

17.5.2	Indicate that DOE, LLNS, and their respective officers, employees, students, and agents, are endorsed on the policy as additional insureds; and

17.5.3	Include a provision that the coverage is primary and does not participate with or is in excess of any valid and collectible insurance, program, or self-insurance carried or maintained by LLNS.

18.	WAIVER

18.1	No provision of this Agreement is deemed waived and no breach excused unless such waiver or consent is made in writing and signed by the waiving or consenting Party.

18.2	Failure on the part of either Party to exercise or enforce any right of such Party under this Agreement will not be a waiver by such Party of any right, or operate to bar the enforcement or exercise of the right at any time thereafter.

19.	ASSIGNABILITY

This Agreement may be assigned by LLNS, [****].

20.	LATE PAYMENTS

In the event that royalty payments, fees, or other monies owed to LLNS are not received by LLNS when due, LICENSEE will pay to LLNS interest at a rate of [****] simple interest per annum. Such interest will be calculated from the date payment was due until actually received by LLNS. Such accrual of interest will be in addition to, and not in lieu of, enforcement of any other rights of LLNS due to such late payment. LICENSEE will pay any costs incurred by LLNS in collecting late payments.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

21.	NOTICES

21.1	Any notice or payment required to be given to either Party will be deemed to have been properly given and to be effective:

21.1.1	on the date of delivery if delivered in person; or

21.1.2	on the date of mailing if mailed by first-class certified mail, postage paid; or

21.1.3	on the date of mailing if mailed by any global express carrier service that requires the recipient to sign the documents demonstrating the delivery of such notice of payment;

to the respective addresses given below, or to another address as designated in writing by the Party changing its address.

In the case of LICENSEE:	RainDance Technologies, Inc. 44 Hartwell Ave Lexington MA 02421 Phone: (781) 861-6300 Fax: (781) 861-1233 Attention: President

In the case of LICENSEE:	RainDance Technologies, Inc.
44 Hartwell Ave
Lexington MA 02421
Phone: (781)861-6300
Fax: (781)861-1233
Attention: Contract Administrator

In the case of LLNS:

All correspondence, original progress reports, and royalty reports:	Lawrence Livermore National Laboratory
Industrial Partnerships Office
P.O. Box 808, L-795
7000 East Avenue, L-795
Livermore, CA 94550
Attention: Director, Industrial Partnerships
Fax: (925) 423-8988

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Payments and copies of corresponding royalty reports:	Lawrence Livermore National Laboratory
P.O. Box 5517
Livermore, CA 94551

22.	GOVERNING LAWS; VENUE; ATTORNEYS FEES

22.1	The Parties will attempt to jointly and promptly resolve any disputes arising from this Agreement. If the Parties are unable to resolve a dispute within a reasonable time from one Party’s written notice to the other that dispute resolution has begun, then either Party may commence proceedings in a court of competent jurisdiction.

22.2	THIS AGREEMENT WILL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, excluding any choice of law rules that would direct the application of the laws of another jurisdiction, but the scope and validity of any patent or patent application will be governed by the applicable laws of the country of such patent or patent application. Any legal action related to this Agreement will be conducted in the State of California.

23.	PATENT MARKING

LICENSEE will mark all Licensed Products and their containers that are made, used, Sold, or otherwise disposed of under this Agreement in accordance with applicable patent marking laws.

24.	GOVERNMENT APPROVAL OR REGISTRATION

If this Agreement or any associated transaction is required by the law of any nation to be either approved, permitted, or registered with any governmental agency, LICENSEE will assume all legal obligations to do so. LICENSEE will notify LLNS if LICENSEE becomes aware that this Agreement is subject to a United States or foreign government reporting, permitting, or approval requirement. LICENSEE will make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting, permitting, or approval process.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

25.	COMPLIANCE WITH LAWS

25.1	LICENSEE will comply with all applicable international, national, state, regional and local laws and regulations in performing its obligations hereunder and in its use, manufacture, Sale, or import of the Licensed Products, Licensed Services, or practice of the Licensed Method.

25.2	LICENSEE will comply with all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data and the provision of Licensed Services to foreign countries, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations (EAR).

25.3	LICENSEE will manufacture Licensed Products and practice the Licensed Method in compliance with applicable government importation laws and regulations of a particular country for Licensed Products made outside the particular country in which such Licensed Products are used or Sold.

26.	FORCE MAJEURE

26.1	Except for LICENSEE’s obligation to make any payments to LLNS hereunder, the Parties will not be responsible for any failure to perform due to the occurrence of any events beyond their reasonable control which render their performance impossible or onerous, including, but not limited to: accidents (environmental, toxic spill, etc.); acts of God; biological or nuclear incidents; casualties; earthquakes; fires; floods; governmental acts, orders or restrictions; inability to obtain suitable and sufficient labor, transportation, fuel and materials; local, national, or state emergency; power failure and power outages; acts of terrorism; strike; and war.

26.2	Either Party to this Agreement, however, will have the right to terminate this Agreement upon thirty (30) days prior written notice if either Party is unable to fulfill its obligations under this Agreement due to any of the causes mentioned in Paragraph 26.1 for a period of one (1) year.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

27.	[****]

[****].

28.	MISCELLANEOUS

28.1	The headings of the several sections are inserted for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

28.2	No amendment or modification of this Agreement will be valid or binding upon the Parties unless made in writing and signed on behalf of each Party.

28.3	This Agreement with the attached Exhibits A, B, C, and D embodies the entire understanding of the Parties and supersedes all previous communications, representations, or understandings, whether oral or written, between the Parties relating to the subject matter hereof.

28.4	If any of the provisions contained in this Agreement are held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provisions hereof, and this Agreement will be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

28.5	No provisions of this Agreement are intended or will be construed to confer upon or give to any person or entity other than LLNS and LICENSEE any rights, remedies, or other benefits under, or by reason of, this Agreement.

28.6	In performing their respective duties under this Agreement, each of the Parties will be operating as an independent contractor. Nothing contained herein will in any way constitute any association, partnership, or joint venture between the Parties hereto, or be construed to evidence the intention of the Parties to establish any such relationship. Neither Party will have the power to bind the other Party or incur obligations on the other Party’s behalf without the other Party’s prior written consent.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

In witness whereof, both LLNS and LICENSEE have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, on the date and year hereinafter written.

	RAINDANCE TECHNOLOGIES, INC	LAWRENCE LIVERMORE
NATIONAL LABORATORY
LAWRENCE LIVERMORE
NATIONAL LABORATORY

By:	/s/ Christopher McNary	By:	/s/ George H. Miller
	(Signature)		(Signature)
Name:	Christopher McNary	Name:	George H. Miller
Title:	President and CEO	Title:	Director, LLNL
Date signed: Sept. 8, 2008		Date signed: 18 Sept., 2008

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT A—LICENSED PATENTS

The Licensed Patents are as follows:

[****]

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT B—RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS

NOTICE

LICENSEE considers information in this Exhibit B to be Proprietary.

B.1	Rights Granted

Subject to the limitations set forth in this Agreement, LLNS hereby grants to LICENSEE a [****], license under Patent Rights to [****].

“Field of Use” means [****].

B.2	Sublicensing Rights

B.2.1	LLNS also grants to LICENSEE, so long as it [****].

B.2.2	Notwithstanding anything to the contrary in Subparagraph B.2.1 or anywhere else in the Agreement, LICENSEE may [****].

B.3	Rights Excluded

Rights that are not specifically granted elsewhere in this Agreement are specifically excluded from the License.

B.4	[****]

[****].

B.5	Performance Obligations

B.5.1	LICENSEE will [****].

B.5.2	The sales requirements specified above may, by mutual written consent of LICENSEE and LLNS, be amended and/or extended at the written request of LICENSEE to LLNS, based upon legitimate business reasons specified in reasonable detail in such written request.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

B.5.3	The first progress report will be due on [****].

B.5.4	LICENSEE will use Diligent Efforts to develop, file relevant regulatory applications for and attempt to obtain relevant regulatory commercialization approvals with respect to the manufacturing, marketing, and sale of Licensed Products.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT C—FEES AND ROYALTIES

NOTICE

LICENSEE	considers information in this Exhibit C to be Proprietary.

C.1	License Issue Fee

C.1.1	As partial consideration for this Agreement, LICENSEE will pay to LLNS a nonrefundable issue fee of [****] (the “License Issue Fee”), of which [****] will be credited to the LICENSEE for [****]. The License Issue Fee is to be paid [****] as follows:

C.1.1.1	[****] when [****], and

C.1.1.2	[****] due on [****].

C.1.2	LLNS will execute the Agreement after [****].

C.1.3	The License Issue Fee [****].

C.1.4	In the event that LICENSEE grants sublicenses, LICENSEE will pay to LLNS an amount equal to the greater of (i) [****] or (ii) [****] (v) [****] (x) [****] (y) [****] and (z) [****].

C.2	Earned Royalties

C.2.1	In addition to the License Issue Fee, LICENSEE will pay LLNS an earned royalty of (i) [****] on Net Sales of Licensed Products, and (ii) [****] on the Net Sales of Licensed Services. Payments of earned royalties will be in accordance with the requirements of Article 5 (FEES, ROYALTIES AND PAYMENTS) and Article 7 (PROGRESS AND ROYALTY REPORTS) of this Agreement.

C.2.2	In the event that LICENSEE grants a sublicense to a sublicensee, LICENSEE will pay LLNS an earned royalty of (i) [****] and (ii) [****] in accordance with the [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

C.3	Minimum Annual Royalties

C.3.1	LICENSEE will pay to LLNS a minimum annual royalty according to the requirements of Article 5 and the schedule below. The minimum annual royalty paid to LLNS during a calendar year will be credited against the earned royalty due and owing for the calendar year in which the minimum payment was made.

Calendar year	Minimum annual royalty	Due date
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

C.3.2	LICENSEE will pay to LLNS [****].

C.4	Assignment Fee

LICENSEE will pay LLNS an Assignment Fee of [****] prior to the granting of such assignment in accordance with Article 19 (ASSIGNABILITY).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT D—MUTUAL NONDISCLOSURE AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

MUTUAL NONDISCLOSURE AGREEMENT FOR EXCHANGE OF INFORMATION WITH LAWRENCE LIVERMORE NATIONAL LABORATORY

This Agreement, effective on the date the last party signs, is made by and between RAINDANCE TECHNOLOGIES located at 530 Whitfield Street, Guilford, Connecticut 06437, and LAWRENCE LIVERMORE NATIONAL SECURITY, LLC, (LLNS), under its Contract No. DE-AC52-07NA27344 with the U.S. DEPARTMENT OF ENERGY (“DOE”), as operators of the LAWRENCE LIVERMORE NATIONAL LABORATORY (“LLNL”), located at 7000 East Avenue, Livermore, CA 94550.

WHEREAS, LLNS, as operators of LLNL, and RAINDANCE TECHNOLOGIES (hereinafter individually referred to as the “PARTY” or collectively as the “PARTIES”) wish to exchange certain confidential and proprietary information relating to LLNL’s licensing and market research data and RAINDANCE TECHNOLOGIES’ business plans, sales and marketing research, and financial data (“PROPRIETARY INFORMATION”), this Agreement will govern the conditions of mutual disclosure of PROPRIETARY INFORMATION by the PARTIES.

The PARTIES hereby agree:

(1)	To perform all terms of this Agreement and to maintain the PROPRIETARY INFORMATION in confidence, giving it the same degree of care, but no less than a reasonable degree of care, as the receiving PARTY exercises with its own proprietary information to prevent its unauthorized disclosure.

(2)	To exchange and use the PROPRIETARY INFORMATION solely for the purpose of evaluation, testing, and development of potential collaborations, joint ventures, and/or license of the technology.

(3)	That neither PARTY, without the prior written consent of the other, will disclose any portion of the PROPRIETARY INFORMATION to others except to their employees, agents, consultants, subcontractors or Government personnel having a need to know in order to accomplish the sole purpose stated above, and who are bound by a like obligation of confidentiality under this Agreement.

(4)	That neither PARTY will have any obligation, nor will the DOE, assume any liability with respect to any portion of the PROPRIETARY INFORMATION that:

(a)	the receiving PARTIES can demonstrate by written record was previously known to them;

(b)	is, or becomes, available to the public through no fault of the PARTIES;

(c)	is lawfully obtained by the PARTIES from a third party and is not subject to an obligation of confidentiality owed to the third party; or

(d)	is independently developed by or for the PARTIES independent of any disclosure hereunder.

(5)	That PROPRIETARY INFORMATION disclosed by the PARTIES will be in writing and clearly marked “PROPRIETARY INFORMATION” or its equivalent. If such PROPRIETARY INFORMATION is initially disclosed orally or by demonstration, it will be identified as PROPRIETARY INFORMATION or its equivalent at the time of disclosure. The disclosing PARTY will, within thirty (30) days thereafter: (a) reduce such PROPRIETARY INFORMATION to writing or other tangible form, referencing the date and type of PROPRIETARY INFORMATION disclosed, and mark it as PROPRIETARY INFORMATION or its equivalent; and (b) deliver a copy to the receiving PARTY. All protections and restrictions as to use and disclosure will apply during such thirty (30) day period.

(6)	That all rights and title to the PROPRIETARY INFORMATION disclosed under this Agreement will remain the property of disclosing PARTY unless otherwise agreed to in writing by the PARTIES.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(7)	That PROPRIETARY INFORMATION provided by any disclosing PARTY to any receiving PARTY shall be returned to the disclosing PARTY within five (5) days of written request for such return by the disclosing PARTY.

(8)	That no copies shall be made by a receiving PARTY of any PROPRIETARY INFORMATION without the express written consent of the disclosing PARTY. Any copies so authorized shall be returned to the disclosing PARTY or destroyed in accordance with the term and demand provisions of this Agreement.

(9)	That the receiving PARTY agrees that with regard to any patent application provided as PROPRIETARY INFORMATION under this Agreement that no protest, public use proceeding, copied claims for provoking interference, or other action impeding issuance of any patent based on the disclosed application shall be filed by the receiving PARTY prior to the publication of such patent application.

(10)	The PARTIES agree that any photocopy or facsimile copy of this fully-executed Agreement shall have the same legal force and effect as any copy bearing original signatures of the PARTIES.

Contact for Company:		Contact for LLNL:

Name:	Robert Cunningham	Name:	Catherine Elizondo
Company:	RainDance Technologies	Company:	Lawrence Livermore National Laboratory
Address:	530 Whitfield Street	Address:	7000 East Avenue
	Guilford, CT 06437		L-795
Livermore, CA 94550
Phone:	203 458 2947	Phone:	925 422 0801
Fax:	203 458 2514	Fax:	925 423 8988
Email:	cunninghamr@raindancetechnologies.com	Email:	Elizondo1@LLNL.gov

It is further agreed that the furnishing of PROPRIETARY INFORMATION does not constitute any grant or license to the other PARTY for any legal rights now or hereinafter held by either PARTY.

This Agreement will be subject to, and interpreted in accordance with, the laws of the State of California.

Unless terminated earlier by thirty (30) days written notice by either PARTY to the other, this Agreement will remain in effect for two, (2) year(s) from the effective date, at which time the receiving PARTY will return or destroy the PROPRIETARY INFORMATION within thirty (30) days of the termination of this Agreement. If the PROPRIETARY INFORMATION is destroyed, a certificate of destruction must be furnished to the disclosing PARTY within the thirty (30) days. The secrecy and non-use obligations of the receiving PARTY set forth above will remain in effect for five (5) years from the effective date.

The receiving PARTY acknowledges its obligations to control access to technical data under the U.S. Export Laws and Regulations and agrees to adhere to such Laws and Regulations with regard to any technical data received under this Agreement.

Any modification to this Agreement must be in writing and signed by the duly authorized representative of each PARTY.

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC,

LAWRENCE LIVERMORE NATIONAL LABORATORY

Signature: /s/ Kathy Kaufman

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Signing for: Erik Stenehjem Title: Director, Industrial Partnerships Office

Date: 2/26/08

RAINDANCE TECHNOLOGIES

Signature /s/ Robert W. Cunningham

Type Name: Robert W. Cunningham

Title: Vice President, Business Development

Date: 2/26/08

RETURN TO: Lawrence Livermore National Laboratory ATTN: Terry Contreras L-795 7000 East Avenue Livermore, CA 94550 cc: Catherine Elizondo L-795 IPO 10/1/2007

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT TO NONDISCLOSURE AGREEMENT

AMENDMENT NUMBER 1

This amends the Mutual Nondisclosure Agreement, dated February 26, 2008, between RainDance Technologies and Lawrence Livermore National Security, LLC, Lawrence Livermore National Laboratory.

The proprietary information in the February 26, 2008, Agreement is: “LLNL’s licensing and market research data and RainDance Technologies’ business plans, sales and marketing research, and Financial data.”

The parties agree that the Mutual Nondisclosure Agreement should be amended to expand the proprietary information for LLNL to include: [****]

All other terms and conditions in the Agreement shall remain the same. Attached is a copy of the Mutual Nondisclosure Agreement. Please indicate your acceptance to the above-identified changes by signing this amendment. ,

RAINDANCE TECHNOLOGIES

Signature /s/ Robert W. Cunningham

Name: Robert W. Cunningham Title: Vice President, Business Development

Date: 4-17-08

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC, LAWRENCE LIVERMORE NATIONAL LABORATORY

Signature: /s/ Erik Stenehjem

Name: Erik Stenehjem Title: Director, Industrial Partnerships Office

Date: 4-17-08

RETURNTO: Lawrence Livermore National Laboratory ATTN:Terry Confreres L-795 7000 East Avenue Livermore, CA 94550 cc: Catherine Elizondo L-795

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT TO NONDISCLOSURE AGREEMENT

AMENDMENT NUMBER 2

This amends the Mutual Nondisclosure Agreement, dated February 26, 2008, between RainDance Technologies and Lawrence Livermore National Security, LLC, Lawrence Livermore National Laboratory.

The parties agree that the Mutual Nondisclosure Agreement should be amended to expand the proprietary information for LLNL to include “information relating to [****].

All other terms and conditions in the Agreement shall remain the same. Attached is a copy of the Mutual Nondisclosure Agreement Please indicate your acceptance to the above-identified changes by signing this amendment.

RAINDANCE TECHNOLOGIES

Signature /s/ Robert W. Cunningham

Name: Robert W. Cunningham Title: Vice President, Business Development

Date: 4/29/08

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC, LAWRENCE LIVERMORE NATIONAL LABORATORY

Signature: /s/ Nina Potter

Signing for: Erik Stenehjem Title: Director, Industrial Partnerships Office

Date: 4/29/08

RETURN TO: Lawrence Livermore National Laboratory ATTN: Terry Confreres L-795 7000 East Avenue Livermore, CA 94550 cc: Catherine Elizondo L-795

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SUPPLEMENT ONE

To

COEXCLUSIVE

PATENT LICENSE AGREEMENT

For

NUCLEIC ACID DETECTION AND ANALYSIS

For

All Fields of Use

Between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

RAINDANCE TECHNOLOGIES, INC.

LLNL Case No. TL02294-0.0

Lawrence Livermore National Laboratory

P.O. Box 808, L-795, Livermore, CA 94551

Industrial Partnerships Office

September 2, 2009

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SUPPLEMENT ONE

September 2, 2009

to

License Agreement—LLNL Case Number TL02294-0.0

For NUCLEIC ACID DETECTION AND ANALYSIS

between RainDance Technologies, Inc. and

Lawrence Livermore National Security, LLC

effective September 12, 2008

This Supplement One to the License Agreement by and between Lawrence Livermore National Security, LLC (“LLNS”) and RainDance Technologies, Inc. (“LICENSEE”) will be effective as of September 2, 2009. This Supplement and the associated License Agreement are subject to overriding obligations to the Federal Government pursuant to the provisions of LLNS’s Contract No. DE-AC52-07NA27344 with the United States Department of Energy (“DOE”) for the operation of the Lawrence Livermore National Laboratory (“LLNL”).

This Supplement One will [****]. All other terms and conditions remain the same. This Supplement One is intended to replace Exhibit A of the License Agreement in its entirety.

[****Intentionally Left Blank****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT A—LICENSED PATENTS

The Licensed Patents are as follows:

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SUPPLEMENT TWO

To

COEXCLUSIVE

PATENT LICENSE AGREEMENT

For

NUCLEIC ACID DETECTION AND ANALYSIS

For

All Fields of Use

Between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

RAINDANCE TECHNOLOGIES, INC.

LLNL Case No. TL02294-0.0

Lawrence Livermore National Laboratory

P.O. Box 808, L-795, Livermore, CA 94551

Industrial Partnerships Office

May 14, 2012

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SUPPLEMENT TWO

May 14, 2012

to

License Agreement – LLNL Case Number TL02294-0.0

For NUCLEIC ACID DETECTION AND ANALYSIS

between RainDance Technologies, Inc. and

Lawrence Livermore National Security, LLC

effective September 12, 2008

This Supplement Two to the License Agreement by and between Lawrence Livermore National Security, LLC (“LLNS”) and RainDance Technologies, Inc. (“LICENSEE”) will be effective as of May 14, 2012. This Supplement and the associated License Agreement are subject to overriding obligations to the Federal Government pursuant to the provisions of LLNS’s Contract No. DE-AC52-07NA27344 with the United States Department of Energy (“DOE”) for the operation of the Lawrence Livermore National Laboratory (“LLNL”).

This Supplement Two will [****]. All other terms and conditions remain the same. This Supplement Two is intended to replace Exhibit A of the License Agreement in its entirety.

[****Intentionally Left Blank****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT A—LICENSED PATENTS

The Licensed Patents are as follows:

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SUPPLEMENT THREE

To

COEXCLUSIVE

PATENT LICENSE AGREEMENT

For

NUCLEIC ACID DETECTION AND ANALYSIS

For

All Fields of Use

Between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

RAINDANCE TECHNOLOGIES, INC.

LLNL Case No. TL02294-0.0

Lawrence Livermore National Laboratory

P.O. Box 808, L-795, Livermore, CA 94551

Industrial Partnerships Office

June 26, 2013

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SUPPLEMENT THREE

June 26, 2013

to

License Agreement—LLNL Case Number TL02294-0.0

For NUCLEIC ACID DETECTION AND ANALYSIS

between RainDance Technologies, Inc. and

Lawrence Livermore National Security, LLC

effective September 18, 2008

This Supplement Three to the License Agreement by and between Lawrence Livermore National Security, LLC (“LLNS”) and RainDance Technologies, Inc. (“LICENSEE”) will be effective as of June 26, 2013. This Supplement and the associated License Agreement are subject to overriding obligations to the Federal Government pursuant to the provisions of LLNS’s Contract No. DE-AC52-07NA27344 with the United States Department of Energy (“DOE”) for the operation of the Lawrence Livermore National Laboratory (“LLNL”).

This Supplement Three will [****]. All other terms and conditions remain the same. This Supplement Three is intended to replace Exhibit A of the License Agreement in its entirety.

[****Intentionally Left Blank****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT A—LICENSED PATENTS

The Licensed Patents are as follows:

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SUPPLEMENT FOUR

To

COEXCLUSIVE

PATENT LICENSE AGREEMENT

For

NUCLEIC ACID DETECTION AND ANALYSIS

For

All Fields of Use

Between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

RAINDANCE TECHNOLOGIES, INC.

LLNL Case No. TL02294-0.0

Lawrence Livermore National Laboratory

P.O. Box 808, L-795, Livermore, CA 94551

Industrial Partnerships Office

March 17, 2014

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SUPPLEMENT FOUR

March 17, 2014

to

License Agreement—LLNL Case Number TL02294-0.0

For NUCLEIC ACID DETECTION AND ANALYSIS

between RainDance Technologies, Inc. and

Lawrence Livermore National Security, LLC

effective September 18, 2008

This Supplement Four to the License Agreement by and between Lawrence Livermore National Security, LLC (“LLNS”) and RainDance Technologies, Inc. (“LICENSEE”) will be effective as of March 17, 2014. This Supplement and the associated License Agreement are subject to overriding obligations to the Federal Government pursuant to the provisions of LLNS’s Contract No. DE-AC52-07NA27344 with the United States Department of Energy (“DOE”) for the operation of the Lawrence Livermore National Laboratory (“LLNL”).

This Supplement Four will [****]. All other terms and conditions remain the same. This Supplement Four is intended to replace Exhibit A of the License Agreement in its entirety.

[****Intentionally Left Blank****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT A—LICENSED PATENTS

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SUPPLEMENT FIVE

To

COEXCLUSIVE

PATENT LICENSE AGREEMENT

For

NUCLEIC ACID DETECTION AND ANALYSIS

For

All Fields of Use

Between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

RAINDANCE TECHNOLOGIES, INC.

LLNL Case No. TL02294-0.0

Lawrence Livermore National Laboratory

P.O. Box 808, L-795, Livermore, CA 94551

Industrial Partnerships Office

April 15, 2014

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SUPPLEMENT FIVE

April 15, 2014

to

License Agreement—LLNL Case Number TL02294-0.0

For NUCLEIC ACID DETECTION AND ANALYSIS

between RainDance Technologies, Inc. and

Lawrence Livermore National Security, LLC

effective September 18, 2008

This Supplement Five to the License Agreement by and between Lawrence Livermore National Security, LLC (“LLNS”) and RainDance Technologies, Inc. (“LICENSEE”) will be effective as of April 15, 2014. This Supplement and the associated License Agreement are subject to overriding obligations to the Federal Government pursuant to the provisions of LLNS’s Contract No. DE-AC52-07NA27344 with the United States Department of Energy (“DOE”) for the operation of the Lawrence Livermore National Laboratory (“LLNL”).

This Supplement Five will [****]. All other terms and conditions remain the same. This Supplement Five is intended to replace Exhibit A of the License Agreement in its entirety.

[****Intentionally Left Blank****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT A—LICENSED PATENTS

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.